UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (date of earliest event reported):  October 3, 2002


                            ConocoPhillips
        (Exact name of registrant as specified in its charter)


      Delaware                000-49987                  01-0562944
  (State or other            (Commission              (I.R.S. Employer
  jurisdiction of            File Number)            Identification No.)
   incorporation)


                     600 North Dairy Ashford Road
                         Houston, Texas 77079
         (Address of principal executive offices and zip code)


   Registrant's telephone number, including area code:  (281) 293-1000


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Item 5.  Other Events.

      On October 3, 2002, ConocoPhillips issued a notice pursuant to Rule 135c under the Securities Act of 1933 with respect to a private offering of $400 million of 3.625% Notes due 2007, $1 billion of 4.75% Notes due 2012 and $600 million of 5.90% Notes due 2032 fully and unconditionally guaranteed by its wholly owned subsidiaries Conoco Inc. and Phillips Petroleum Company. Such notice is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

       On October 4, 2002, ConocoPhillips announced certain information about market and operating conditions experienced by ConocoPhillips during the third quarter of 2002. The press release issued by ConocoPhillips is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits

       99.1 - Press release issued by ConocoPhillips on October 3, 2002.

       99.2 - Press release issued by ConocoPhillips on October 4, 2002.






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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONOCOPHILLIPS



                                    /s/ Rand C. Berney
                              -----------------------------------
                                        Rand C. Berney
                                 Vice President and Controller

Date:  October 7, 2002






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                          EXHIBIT INDEX


Exhibit
No.         Description
---         -----------

99.1  - Press release issued by ConocoPhillips on October 3, 2002.

99.2  - Press release issued by ConocoPhillips on October 4, 2002.












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